Series Number: 1
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           11,865
Institutional Class                                                      4,629
2. Dividends for a second class of open-end company shares
A Class                                           5,633
C Class                                           48
R Class                                           1,904

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2776
Institutional Class                                           $0.3051
2. Dividends for a second class of open-end company shares
A Class                                           $0.2432
C Class                                           $0.1401
R Class                                           $0.2089

74U)    1. Number of shares outstanding (000's omitted)
Investor Class                                                      44,219
Institutional Class                                           16,556
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           23,563
C Class                                           348
R Class                                           9,323

74V)    1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.19
Institutional Class                                           $13.20
2. Net asset value per share of a second class of open-end company shares (to                                                                                                                                nearest cent)
A Class                                           $13.18
C Class                                           $13.21
R Class                                           $13.18

Series Number: 2
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                      Investor Class                                                      19,078
                                Institutional Class                                           8,116
2. Dividends for a second class of open-end company shares
A Class                                           9,556
C Class                                           73
R Class                                           3,061

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.3012
                                 Institutional Class                                           $0.3300
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2651
C Class                                            $0.1570
R Class                                           $0.2291

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      65,828
                      Institutional Class                                                      26,659
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           36,064
                                C Class                                            488
R Class                                            13,623

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.82
                      Institutional Class                                           $13.82
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.82
                                C Class                                            $13.84
R Class                                            $13.81

Series Number: 3
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           14,670
                                Institutional Class                                           6,523
           2. Dividends for a second class of open-end company shares
                                A Class                                           7,837
C Class                                           46
                                R Class                                           2,755

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3354
                                 Institutional Class                                           $0.3663
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2968
C Class                                            $0.1809
R Class                                           $0.2582

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      46,075
                      Institutional Class                                                      19,080
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           26,536
                                C Class                                            280
R Class                                            11,020

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.71
                      Institutional Class                                           $14.72
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.71
                                C Class                                            $14.72
R Class                                            $14.71

Series Number: 4
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           10,137
                                Institutional Class                                                      5,633
              2. Dividends for a second class of open-end company shares
                                A Class                                           5,409
C Class                                           18
                                R Class                                            1,837

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3627
                      Institutional Class                                           $0.3948
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3227
C Class                                            $0.2025
R Class                                           $0.2826

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      30,003
                      Institutional Class                                                      15,766
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           16,797
                                C Class                                            97
R Class                                            6,633

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $15.17
                      Institutional Class                                           $15.17
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.16
                                C Class                                            $15.18
R Class                                            $15.16

Series Number: 5
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           3,663
                        Institutional Class                                                                1,864
              2. Dividends for a second class of open-end company shares
                        A Class                                                                 1,841
C Class                                           22
                                R Class                                           960

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2016
                                 Institutional Class                                           $0.2152
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1845
C Class                                            $0.1333
R Class                                           $0.1674

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      19,132
                      Institutional Class                                                      9,224
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           10,518
                                C Class                                            181
R Class                                            6,051

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.50
                      Institutional Class                                           $12.51
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.50
                                C Class                                            $12.51
R Class                                            $12.49

Series Number: 11
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           9,819
                                Institutional Class                                                      5,571
           2. Dividends for a second class of open-end company shares
                      A Class                                           5,275
C Class                                           78
                                R Class                                                      1,789

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2388
                                 Institutional Class                                           $0.2631
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2086
C Class                                            $0.1177
R Class                                           $0.1783

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      42,934
                      Institutional Class                                                      22,941
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           26,837
                                C Class                                            717
R Class                                            10,226

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.66
                      Institutional Class                                           $11.66
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.66
                                C Class                                            $11.68
R Class                                            $11.65

Series Number: 12
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           9,331
                                Institutional Class                                                      5,817
           2. Dividends for a second class of open-end company shares
                                A Class                                           5,668
C Class                                           43
                                R Class                                           1,893

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2524
                      Institutional Class                                           $0.2770
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2216
C Class                                            $0.1295
R Class                                           $0.1909

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      38,724
                      Institutional Class                                                      22,301
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           27,194
                        C Class                                                                 314
R Class                                            9,465

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.77
                      Institutional Class                                           $11.76
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.75
                                C Class                                            $11.78
R Class                                            $11.76

Series Number: 13
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      7,497
Institutional Class                                           4,691
2. Dividends for a second class of open-end company shares
A Class                                           4,005
C Class                                           33
R Class                                           1,267

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2764
Institutional Class                                           $0.3018
2. Dividends for a second class of open-end company shares
A Class                                           $0.2447
C Class                                           $0.1495
R Class                                           $0.2130

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      28,256
Institutional Class                                           16,670
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           17,502
C Class                                           216
R Class                                           6,135

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.08
Institutional Class                                           $12.08
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.08
C Class                                           $12.09
R Class                                           $12.07

Series Number: 14
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      3,797
Institutional Class                                           2,661
2. Dividends for a second class of open-end company shares
A Class                                           2,177
C Class                                           28
R Class                                           688

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2820
Institutional Class                                           $0.3073
2. Dividends for a second class of open-end company shares
A Class                                           $0.2503
C Class                                           $0.1554
R Class                                           $0.2187

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      14,254
Institutional Class                                           9,237
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           9,291
C Class                                           171
R Class                                           3,211

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $11.99
Institutional Class                                           $12.00
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $11.99
C Class                                           $12.01
R Class                                           $11.99

Series Number: 15
For period ending 1/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      527
Institutional Class                                           460
2. Dividends for a second class of open-end company shares
A Class                                           404
C Class                                           3
R Class                                           162

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2758
Institutional Class                                           $0.3017
2. Dividends for a second class of open-end company shares
A Class                                           $0.2434
C Class                                           $0.1463
R Class                                           $0.2110

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      2,018
Institutional Class                                           1,724
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,820
C Class                                           25
R Class                                           806

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.32
Institutional Class                                           $12.32
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.31
C Class                                           $12.31
R Class                                           $12.31